UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 28, 2014 (October 28, 2014)
Date of Report (date of earliest event reported)
_______________________
TRANSCEPT PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1003 W. Cutting Blvd., Suite #110
Point Richmond, California 94804
(Address of principal executive offices)
(510) 215-3500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Special Meeting of Stockholders of Transcept Pharmaceuticals, Inc. (the “Company”) held on October 28, 2014 (the “Special Meeting”), the stockholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 1, 2014. The stockholders had also been solicited to vote to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Agreement, but such adjournment was deemed unnecessary.
At the Special Meeting, 15,106,067 common stock, or approximately 78.84% of the outstanding common stock entitled to vote were represented by proxy or in person.
The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:
Proposal 1. Approval of the Merger with Paratek Pharmaceuticals, Inc.
The approval of the merger and issuance of Transcept common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated June 30, 2014, by and among the Company, Tigris Merger Sub, Inc., Tigris Acquisition Sub, LLC and Paratek Pharmaceuticals, Inc.

For	Against	Abstain	Broker Non-Votes
13,782,990	112,439	11,349	1,199,289
Proposal 2. Approval of Reverse Stock Split.
The approval of the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of Transcept common stock at a ratio of one new share for every twelve shares outstanding.

For	Against	Abstain	Broker Non-Votes
14,797,791	297,884	10,392	—
Proposal 3. Approval of the Company name change to Paratek Pharmaceuticals, Inc.
The approval of the amendment to the Amended and Restated Certificate of Incorporation of the Company to change the name of the Company from “Transcept Pharmaceuticals, Inc.” to “Paratek Pharmaceuticals, Inc.”

For	Against	Abstain	Broker Non-Votes
14,971,253	122,332	12,482	—

Item 8.01.    Other events.
On October 28, 2014, Transcept announced voting results relating to the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: October 28, 2014	By:	/s/ Leone D. Patterson
Name: Leone D. Patterson
Title: Vice President, CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 28, 2014.